NOTE:    A  POWER  OF  SALE  HAS BEEN GRANTED IN THIS DEED OF TRUST/MORTGAGE.  A
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POWER OF SALE MAY ALLOW THE MORTGAGEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT
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WITHOUT  GOING  TO  COURT  IN  A  FORECLOSURE  ACTION  UPON  DEFAULT  BY  THE
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GRANTOR/MORTGAGOR  UNDER  THIS  DEED  OF  TRUST/MORTGAGE
--------------------------------------------------------

NOTE:  THIS  DEED  OF  TRUST  COVERS  AFTER  ACQUIRED  PROPERTY INTERESTS OF THE
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GRANTOR
-------

                   MASTER DEED OF TRUST, MORTGAGE, ASSIGNMENT
                   ------------------------------------------
                      OF PRODUCTION, SECURITY AGREEMENT AND
                      -------------------------------------
                               FINANCING STATEMENT
                               -------------------
                       (Multi-State Oil and Gas Interests)

THE  STATE  OF________________    }
                                  }
COUNTY  OF____________________    }

     This MASTER DEED OF TRUST, MORTGAGE, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT AND FINANCING STATEMENT (herein called the "Deed of Trust"), is executed as of October ___, 2004 (the "Effective Date"), from PETROSEARCH CORPORATION, A TEXAS CORPORATION, JOINING HEREIN PRO FORMA (herein called "Petrosearch"), whose address is 4801 Woodway Drive, Suite 300E. Houston, Texas 77056, and [____specified entity name________] PETROSEARCH, L.L.C., A TEXAS LIMITED LIABILITY COMPANY (herein called "Grantor"), whose address is 4801 Woodway Drive, Suite 300E, Houston, Texas 77056, to BARRY L. RACUSIN (herein called "Trustee"), whose address is Racusin & Wagner, L.L.P., 3100 Phoenix Tower, 3200 Southwest Freeway, Houston, Texas 77027, for the benefit of FORTUNA ENERGY, L.P., A CALIFORNIA LIMITED PARTNERSHIP ("Lender" or "Beneficiary").


                              W I T N E S S E T H:
                              -------------------

     That Petrosearch and Grantor, for a sufficient consideration received and acknowledged, does hereby MORTGAGE, GRANT, BARGAIN, SELL, ASSIGN, TRANSFER and CONVEY unto Trustee and to Trustee's successors in this trust, the following described real and personal property, rights, titles, interests and estates (herein collectively called the "Covered Properties"),

          (A)     The  aggregate  interests  of  Grantor  now owned or hereafter acquired in the oil and gas and/or the oil, gas and mineral leases (herein sometimes called the "Leases"), described in Exhibit "A" hereto,
                                                             -----------
     together with all of Grantor's right, title and interest in, to and under any land described or referred to in Exhibit "A" or described or referred
                                            -----------
     to  in  any  of  the Leases described or referred to in such Exhibit "A" or
                                                                  -----------
     hereafter acquired by Grantor in the County where the Leases are situated (the "Lands");

          (B) All of Grantor's rights, titles, interests and estates now owned or hereafter acquired in and to (i) the properties now or hereafter pooled or unitized with the Leases; (ii) all presently existing or future unitization, communitization, pooling agreements and declarations of pooled units and the units created thereby (including, without limitation, all units created under orders, regulations, rules or other official acts of any Federal, State or other governmental body or agency having jurisdiction) which may affect all or any portion of the Leases; (iii) all documents, files and information pertaining to the Leases of every kind and character including without limitation, all title and lease file records, seismic data and analyses, engineering data, maps, logs, cores, test data, invoices, drilling contracts, field services agreements, operating agreements, farmout agreements, contracts and other agreements which relate to any of the Leases or interests in the Leases or to the ownership and/or operation of the Leases or the production, sale, purchase, exchange or processing of the "Hydrocarbons" (hereinafter defined) from or attributable to such Leases or interests; and (iv) the Leases even though Grantor's interests therein be incorrectly described or a description of a part or all of such Leases or Grantor's interests therein be omitted;

          (C) All of Grantor's rights, titles, interests and estates now owned or hereafter acquired in and to all oil, gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined therefrom and all other minerals (herein collectively called the "Hydrocarbons") in and under and which may be produced and saved from or attributable to the Leases, the Lands covered thereby and Grantor's interests therein, including all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other income from or attributable to the Leases, the Lands covered thereby and Grantor's interests therein which are subjected or required to be subjected to the liens and security interests of this Deed of Trust;

          (D) All tenements, hereditaments, appurtenances and properties in anywise appertaining, belonging, affixed or incidental to the Leases, properties, rights, titles, interests and estates described or referred to in subparagraphs (b) and (c) above, which are owned as of the Effective Date or hereafter acquired by Grantor, including, without limitation, any and all property, real or personal, now owned or hereafter acquired and situated upon, used, held for use, or useful in connection with the operating, working or development of any of such Leases or the marketing of Hydrocarbons produced therefrom (excluding drilling rigs, automotive equipment or other personal property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, field separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, pipelines, tanks and tank batteries, fixtures, valves, fittings, pipes, pipe stands and racks, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing described items or material ("properties");

          (E) Any property, real or personal, that may from time to time hereafter by delivery or by written instrument of any kind be subjected to the lien or security interests hereof by Grantor or by anyone on Grantor's behalf; and the Trustee is hereby authorized to receive the same at any time as additional security hereunder; and

          (F) All of the rights, titles and interests of every nature whatsoever owned as of the Effective Date or hereafter acquired by Grantor in and to the Lands, Leases, properties, rights, titles, interests and estates and every part and parcel thereof, including, without limitation, said Lands, Leases, properties, rights, titles, interests and estates as the same may be enlarged by the discharge of any payments out of production or by the removal of any charges or "Permitted Encumbrances" (hereinafter defined) to which any of said Lands, Leases, properties, rights, titles, interests or estates are subject, or otherwise; together with any and all renewals and extensions of any of said Lands, Leases, properties, rights, titles, interests or estates; and all contracts and agreements supplemental to or amendatory of or in substitution for the contracts and agreements described or mentioned above, including without limitation any and all additional interests of any kind hereafter acquired by Grantor in and to said Lands, Leases, properties, rights, titles, interests or estates;

in trust, however, for the purposes, uses and benefits hereinafter set out.

     TO HAVE AND TO HOLD the Covered Properties unto Trustee, and Trustee's successors and assigns, forever, in accordance with the terms and provisions hereof; and Petrosearch and Grantor hereby covenants, warrants and represents to Lender that Grantor is the lawful owner of the Covered Properties, that Grantor has good right to sell, convey, transfer, assign and mortgage the Covered Properties, and that Grantor will warrant and forever defend the same against the claims of all persons whomsoever lawfully claiming or to claim the same or any part thereof.

                                    ARTICLE I
                                    ---------

                              INDEBTEDNESS SECURED
                              --------------------

     1.1 The foregoing conveyance is made in trust to secure and enforce prompt and full payment and performance of Grantor and/or Petrosearch of each of the following (herein collectively called the "Indebtedness"):

          (a) That certain Revolving Credit Note (the "Note") dated of even date herewith executed by Petrosearch, as Borrower, in the principal sum of EIGHTEEN MILLION AND AND NO/100 DOLLARS ($18,000,000.00) payable to the order of the Lender, subject to draw down limitations under the Note more particularly described in that certain Revolving Credit Agreement of even date herewith between Petrosearch, Grantor and Lender (the "Loan Agreement");

          (b) All of the terms, provisions and obligations set forth in the Loan Agreement, the Note, this Deed of Trust, any supplemental Deed of Trust, any Pledge Agreement (collectively, the "Loan Documents") or any Assignment of Overriding Royalty Interest;

          (c) Any and all notes or instruments given in substitution for or in renewal, extension and modification, in whole or in part, of any Loan Document; and

          (d) all indebtedness incurred or arising pursuant to the provisions of and/or the enforcement of any Loan Document.

     1.2 Petrosearch and Grantor authorizes extensions and renewals of any and all of the Indebtedness and substitutions of the evidence thereof with or without notice to Petrosearch and/or Grantor, and Petrosearch and Grantor specifically waives presentment, protest, notices of dishonor, intention to accelerate, acceleration and any extensions or renewals of the Indebtedness, in whole or in part.

                                   ARTICLE II
                                   ----------

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                    -----------------------------------------

     2.1 Grantor and Petrosearch represent and warrant to, and covenant and agree with, Trustee and Lender (said term as used herein being intended to mean Fortuna Energy, L.P. or any other holder or holders, from time to time, of the Indebtedness or any part thereof or any interest therein), and with each of them, so long as the Indebtedness or any part thereof remains unpaid, as follows:

          (a) Grantor or, to the best of Grantor's knowledge, Grantor's predecessor or predecessors in title to each of the Covered Properties, have properly and timely performed whatever may be required by the provisions of each of the Leases, respectively, (or by any contract, assignment or conveyance under which Grantor holds title to any of the Covered Properties) to perpetuate the Leases and to perfect or maintain Grantor's title. Grantor shall pay and discharge or cause to be paid or discharged all rentals, delay rentals, royalties, production payments, and indebtedness required to be paid by Grantor, and perform or cause to be performed, each and every act, matter, or thing required of Grantor by each and all of the Leases, assignments, deeds, subleases, contracts and agreements in any way relating to the Covered Properties and do all other things necessary of Grantor to keep unimpaired the rights of Grantor thereunder and to prevent the forfeiture thereof or default thereunder.

          (b) Grantor shall immediately notify Lender in the event of institution of any suit for the cancellation of or in any manner materially and adversely affecting any of the Leases or any Land covered or purported to be covered thereby or the Land or the title of Grantor thereto.

          (c) Grantor shall immediately notify Lender of any voluntary or involuntary lien placed against, or any security interest created in, any of the Covered Properties, respectively whether for indebtedness owed or asserted to be owed by Grantor or by any other party.

          (d) Grantor shall pay and discharge promptly all taxes, assessments, and governmental charges or levies imposed upon Grantor or upon the income of Grantor or against any of the Covered Properties or Hydrocarbons as well as all claims of any kind (including claims for labor, materials, supplies and rent) which, if unpaid, might result in a lien being claimed upon any or all of the Covered Properties or Hydrocarbons; provided, however, that Grantor shall not be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings diligently conducted in compliance with the laws and procedures of the taxing jurisdiction under which the contest is filed and if Grantor shall have set up reserves therefor adequate under generally accepted accounting principles.

          (e) Grantor shall operate or cause to be operated all Covered Properties in a careful and efficient manner in accordance with the practice of the industry and in compliance with all applicable laws, rules and regulations, and, in the case of the Leases, in compliance with all applicable proration and conservation laws of the State in which the Leases are situated, and all applicable laws, rules and regulations of every other agency and authority from time to time constituted to regulate the development and operation of the Leases and the production and sale of Hydrocarbons therefrom; provided, however, Grantor shall have the right to contest in good faith in compliance with the laws and procedures of the regulatory authority or jurisdiction under which the contest is filed by appropriate proceedings, the applicability or lawfulness of any such law, rule or regulation and, pending such contest, may defer compliance therewith, so long as such deferment shall not subject the Covered Properties or any part thereof to foreclosure or loss.

          (f) Petrosearch shall pay the Note according to the reading, tenor and effect thereof, and shall do and perform every act and discharge all of the obligations provided to be performed and discharged by Petrosearch under the Note and under this instrument at the time or times and in the manner specified.

          (g) Grantor will advise Lender immediately of (i) any lien, privilege, security interest, encumbrance or claim made or asserted against all or any part of the Covered Properties, (ii) any material change in the composition of any of the Covered Properties and (iii) the occurrence of any other event which would have a material effect on the aggregate value of the Covered Properties or on the lien and security interest created hereunder or under any of the Loan Documents.

          (h) Grantor will immediately notify Lender of any event causing loss or depreciation in value of the Covered Properties and the amount of such loss or depreciation other than loss attributed to the customary fluctuations in market prices for hydrocarbons, from time to time.

     2.2 Grantor will not, without first obtaining the written consent of Lender (a) sell, transfer, all or any part of the Covered Properties or (b) mortgage, assign, pledge, exchange or otherwise dispose of, hypothecate, or encumber, enter into any contract agreeing to sell, transfer, mortgage, pledge, assign or otherwise convey all or any part or interest, whether legal or equitable, of the Covered Properties, or (c) create any lien or encumbrance subordinate to this Deed of Trust, or (d) grant any easement, right-of-way or any other right whatsoever materially affecting the value of the collateral with respect to the Covered Properties (all and any of the above herein collectively called "Transfers"), irrespective of whether any such Transfers are evidenced by written instruments, and irrespective if such a written instrument is filed for record.

     2.3 If Grantor or Petrosearch fail(s) to perform any act which hereunder it is required to perform or to pay any money which hereunder it is required to pay, Trustee and Lender or either of them, may perform or cause to be performed such act or pay such money. Petrosearch will, upon request, promptly reimburse Lender for all amounts expended, advanced or incurred by Lender to satisfy any obligation of Petrosearch or Grantor under this instrument or to protect the Covered Properties plus interest at the Note rate plus 6.0% interest per annum (the "Note Default Rate").

                                   ARTICLE III
                                   -----------

                           ABSOLUTE ASSIGNMENT OF RUNS
                           ---------------------------

     3.1 To provide a source of payment of the Indebtedness and as cumulative of any and all rights and remedies herein provided for, effective as of 7:00 a.m. Central Daylight Time on the Effective Date hereof, Grantor hereby unconditionally and absolutely bargains, sells, transfers, assigns, sets over and conveys unto Lender, all the Hydrocarbons, together with the proceeds derived from the sale thereof (such proceeds being hereinafter called "proceeds of runs"), and further together with the immediate and continuing right to collect and receive the same. Grantor directs and instructs each purchaser of the Hydrocarbons to immediately pay to Lender upon Lender's request all of the proceeds of runs until such time as such purchaser has been furnished evidence that all Indebtedness has been paid and that the lien evidenced hereby has been released. Grantor hereby indemnifies and agrees to hold the purchaser of Hydrocarbons harmless from any and all liabilities, actions, claims, judgments, costs, charges and attorneys' fees incurred in connection with any payment of proceeds of runs to Lender. Grantor authorizes Lender to receive and collect all sums of money derived from the proceeds of runs, and no purchaser of the Hydrocarbons shall have the responsibility for the application of any funds paid to Lender.

     3.2 Independent of the foregoing provisions and authorities herein granted, Grantor agrees to execute and deliver any and all transfer orders, division orders and other instruments that may be requested by Lender or that may be required by the purchaser of the Hydrocarbons for the purpose of effectuating payment for the proceeds of runs to Lender.

     Without limitation upon any of the foregoing, Petrosearch and Grantor hereby constitute and appoint Lender as Petrosearch's and Grantor's special attorney-in-fact (with full power of substitution, either generally or for such periods or purposes as Lender may from time to time prescribe) in the name, place and stead of Petrosearch and/or Grantor to do any and every act and exercise any and every power that Petrosearch and/or Grantor might or could do or exercise personally with respect to all Hydrocarbons and Hydrocarbon proceeds of runs (the same having been assigned by Grantor to Lender pursuant to Section
3.1 hereof), expressly inclusive, but not limited to, the right, power and authority to:

          (a) Execute and deliver in the name of Petrosearch and/or Grantor any and all transfer orders, division orders, letters in lieu of transfer orders, indemnifications, certificates and other instruments of every nature that may be requested or required by any purchaser of Hydrocarbons from any of the Covered Properties for the purposes of effectuating payment of the proceeds of runs to Lender or which Lender may otherwise deem necessary or appropriate to effect the intent and purposes of the assignment contained in Section 3.1; and

          (b) (If, under any product sales agreements other than division order or transfer orders, any proceeds of runs are required to be paid by the purchaser to Grantor such that under such existing agreements payment cannot be made of such proceeds of runs to Lender) execute such sales agreements, other agreements and/or amendments of any existing agreements as are necessary to direct proceeds of runs to be payable to Lender;

giving and granting unto said attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever necessary and requisite to be done as fully and to all intents and purposes, as Petrosearch and/or Grantor might or could do if personally present; and Petrosearch and/or Grantor shall be bound thereby as fully and effectively as if Petrosearch and/or Grantor had personally executed, acknowledged and delivered any of the foregoing certificates or documents. The powers and authorities herein conferred upon Lender may be exercised by Lender through any person who, at the time of the execution of the particular instrument, is an officer, agent or representative of Lender. The power of attorney herein conferred is granted for valuable consideration and hence is coupled with an interest and is irrevocable so long as the Indebtedness, or any part thereof, shall remain unpaid. All persons dealing with Lender or any substitute shall be fully protected in treating the powers and authorities conferred by this paragraph as continuing in full force and effect until advised by Lender that all the secured indebtedness is fully and finally paid. Lender may, but shall not be obligated to, take such action as it deems appropriate in an effort to collect the proceeds of runs and any reasonable expenses (including reasonable attorneys' fees and expenses) so incurred by Lender shall be a demand obligation of Petrosearch and Grantor and shall be part of the secured Indebtedness, and shall bear interest each day, from the date of such expenditure or payment until paid, at the Note Default
Rate  described  in  Section  2.3  hereof.

     3.3 Upon Default by Petrosearch and/or Grantor in performance of its obligations under the Note or any other Loan Document, the monthly proceeds of runs actually received by Lender may be held by Lender and applied first to all fees and expenses incurred by Lender in the enforcement of the terms of any Loan Document, then to the payment of all accrued interest on the Note and any other of the Indebtedness and then to the payment of installments of principal of the
Note in the stated order of maturity and then to any other of the Indebtedness owing by Petrosearch and/or Grantor to Lender in such manner as Lender may elect. In its sole discretion, Lender may elect to return any part of said funds to Petrosearch and/or Grantor or to deposit the same to Petrosearch and/or Grantor's account without applying it to the Indebtedness.

     3.4 The receipt by the Lender of any monies, including but not limited to money received as proceeds of runs, shall not in any manner change or alter in any respect the obligations of Petrosearch upon the Note or other evidence of the Indebtedness, and nothing herein contained shall be construed as limiting the Lender to the collection of any of the Indebtedness out of the proceeds of runs. The Indebtedness shall continue as the absolute and unconditional obligation of Petrosearch to pay, as provided in the Note or other instruments evidencing the Indebtedness, the amounts therein specified at their respective maturity dates, whether by acceleration or otherwise.

     3.5 Lender is hereby absolved and released from all liability for failure or delay to enforce collection of the proceeds of runs and from all other responsibility in connection therewith except the responsibility to account to Petrosearch or Grantor for funds actually received. Petrosearch and Grantor agree to indemnify and hold Lender harmless against any and all liabilities, actions, claims, judgments, costs, charges and attorneys' fees by reason of the assertion that Lender has received, either before or after the payment in full of the Indebtedness, funds from the sale of Hydrocarbons claimed by third persons, except for third parties who have valid claims. Lender shall have the right to defend against any such claims or actions, employing attorneys of its own selection. The foregoing indemnities shall not terminate upon the release, foreclosure or other termination of this Deed of Trust but will survive the foreclosure of this Deed of Trust or conveyance in lieu of foreclosure, and the repayment of the Indebtedness and the discharge and release of this Deed of Trust and the other documents evidencing and/or securing the Indebtedness. WITHOUT LIMITATION, IT IS THE INTENTION OF PETROSEARCH AND GRANTOR AND PETROSEARCH AND GRANTOR AGREE THAT THE FOREGOING RELEASES AND INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO ALL CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES (INCLUDING WITHOUT LIMITATION CONSEQUENTIAL DAMAGES, CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS' FEES AND EXPENSES) WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY. However, such indemnities shall not apply to any particular indemnified party (but shall apply to the other indemnified parties) to the extent the subject of the indemnification is caused by or arising out of the gross negligence or willful misconduct of such particular indemnified party. If not furnished with indemnity satisfactory to the Lender, Lender shall have the right to compromise and adjust any such claims, actions and judgments, and, in addition to the rights to be indemnified as herein provided, all amounts paid by Lender in compromise, satisfaction or discharge of any such claim, action or judgment and all court costs, attorneys' fees and other expenses of every character incurred by Lender shall be a demand obligation owing by Petrosearch and Grantor, shall be secured by the lien and security interest evidenced by this instrument and shall bear interest on each such amount from the date that the same is expended, advanced or incurred by Lender until the date of written demand or request by Lender for the reimbursement of same, at a rate of interest equal to the Note Default Rate.

     3.6 Each of the provisions of this Article III shall be deemed a covenant running with the Land and shall be binding upon Grantor, its successors and assigns, and inure to the benefit of Lender, its successors and assigns.

                                   ARTICLE IV
                                  -----------

                    RELEASE UPON REPAYMENT, PARTIAL RELEASES
                    ----------------------------------------
                   AND MASTER AND SUPPLEMENTAL DEEDS OF TRUST
                   ------------------------------------------

     4.1 If all Indebtedness be paid as the same becomes due and payable and if the covenants, warranties, undertakings and agreements made in this instrument are kept and performed, then and in that case only, this Deed of Trust shall have no force and effect, this conveyance shall become null and void, the Covered Properties hereby conveyed shall become wholly clear of the liens, conveyances, assignments and security interests evidenced hereby, and all such liens, conveyances, assignments and security interests shall be released in due form at Grantor's cost.

     4.2 Petrosearch and Grantor shall be entitled to obtain from Lender, upon written request, a partial release of this Deed of Trust as to any Covered Property so long as the written request is signed by the chief financial and accounting officer of Petrosearch and contains a certification by the chief financial and accounting officer of Petrosearch that the Collateral Coverage Requirements set forth in Section 1.6 of the Loan Agreement will be satisfied after the partial release is delivered. All Proved Producing Reserves relied upon by Petrosearch in its request and certification shall be supported by a reserve study or studies dated within thirty (30) days of the request.

     4.3 This Deed of Trust is intended as a master Deed of Trust which, when filed for record, shall cover the Lands, Leases and any and all other lands and leases hereafter acquired by Grantor in the County where the Leases are situated. Petrosearch and Grantor agree to promptly execute and deliver in recordable form, such Supplemental Deed(s) of Trust as are reasonably requested by Lender to evidence a first and prior lien and security interest in the Land(s) acquired by Grantor after the Effective Date and the execution and recording of such a Supplemental Deed of Trust shall in all respects grant unto Lender such rights and interests in the Land(s) covered thereby as if such Lands were included in this Deed of Trust as a Covered Property. Each Supplemental Deed of Trust shall be treated as a Loan Document and shall be deemed to be cross-defaulted and cross-collateralized to every other Deed of Trust, Supplemental Deed of Trust and Loan Document such that a default under one Loan Document shall constitute a default under every other Loan Document.

                                    ARTICLE V
                                    ---------

                          REMEDIES IN EVENT OF DEFAULT
                          ----------------------------

     5.1 The terms "Default" and "Event of Default" as used in this instrument shall each mean the failure to make any payment under the Note when due or the failure of Petrosearch and/or Grantor to timely and properly observe, keep or perform any covenant, agreement or condition required to be observed, kept or performed under any Loan Document (except a failure to pay the Note when due) if such failure continues for twenty (20) days after receipt by Petrosearch and/or Grantor of written notice or demand for performance of such covenant, agreement or condition, or any representation contained herein or in any other Loan Document or otherwise made by Petrosearch and/or Grantor or any other person or entity to the Lender in connection with the loan evidenced by the Loan Documents is false or misleading in any material respect.

     5.2 It is intended that the Loan Documents be cross-defaulted and cross-collateralized such that a Default under one Loan Document shall constitute a Default under every other Loan Document entitling Lender to avail itself of all remedies, legal or equitable, arising under any of the Loan Documents or under applicable law.

     5.3 Upon the occurrence and during the continuance of any Event of Default, Lender may, at its sole option and sole remedy, without notice to Petrosearch and/or Grantor, declare the principal of and interest accrued on the Note to be forthwith due and payable, whereupon the same shall become due and payable without any presentment, demand, protest, notice of protest, notice of intent to accelerate, notice of acceleration or notice of any kind, all of which are all hereby waived.

     5.4 Upon the occurrence of an Event of Default, Petrosearch and/or Grantor hereby authorize(s) and empower(s) the Trustee, and each and all of his successors in this trust, at the request of the Lender, at any time when Petrosearch and/or Grantor shall be in Default in the performance of any covenant or agreement in the Note or hereunder to sell the Covered Properties at public venue to the highest bidder, for cash. Except as may be required by the jurisdiction in which any of the Covered Properties are located, this power of sale may be exercised by Lender or Trustee without judicial action or authority. The sale shall be made at the location, time and in accordance with the requirements of the laws of the jurisdiction where the Covered Properties are located. If the Covered Properties are located in a state where non-judicial foreclosure is allowed by power of sale granted in the mortgage document, the sale shall occur between the hours of 10:00 a.m. and 1:00 p.m. of the first Tuesday of any month, after having given notice of the sale at least twenty-one
(21) days prior to the date of the sale, in the manner hereinafter described, in the county in which the Covered Properties, or any part thereof are situated; provided that if the Covered Properties are situated in more than one county, such sale of the Covered Properties, or part thereof, may be made in any county in the State of Texas wherein any part of the Covered Properties are situated. The sale shall be made at the area of the County Courthouse designated for such sales by the Commissioner's Court of such county in an instrument heretofore recorded in the real property records of that county; provided that, if said
                                                          -------------
Commissioner's Court has not heretofore recorded a written instrument designating the area in which such sales shall occur in the real property records of such county, then the sale shall take place at the area of the County Courthouse designated in the notice of sale. The sale shall begin at the time stated in the notice of sale, or not later than three (3) hours after that time. The notice of sale shall include a statement of the earliest time at which the sale will occur and shall be given by posting (or by having some person or persons acting for Trustee post), for at least twenty-one (21) days preceding the date of the sale, written or printed notice of the proposed sale at the Courthouse door of said county in which the sale is to be made, and if such property is in more than one county, one such notice of sale shall be posted at the Courthouse door of each county in which part of such property is situated and such property may be sold at the courthouse door of any one of such counties, and the notice so posted shall designate in which county such property shall be sold; in addition to such posting of notice, Lender shall, at least twenty-one (21) days preceding the date of sale, file a copy of such written notice of the proposed sale in the office of the county clerk of the county in which the sale is to be made, and if such property is in more than one county, a copy of such written notice of sale shall be so filed in the office of the county clerk of each county in which part of such property is situated. In addition to such posting and filing of notice, the Lender shall, at least twenty-one (21) days preceding the date of sale, serve written or printed notice of the proposed sale by certified mail on Grantor. Service of such notice shall be completed upon deposit of the notice, enclosed in a postpaid wrapper, properly addressed to Grantor at its most recent address or addresses as shown by the records of the Lender, in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service. Grantor agrees that no notice of any sale other than as set out in this paragraph need be given by Trustee, the Lender or any other person. Grantor hereby designates as its address for the purposes of any notice, the address set out hereinabove, and agrees that such address shall be changed only by depositing notice of such change, enclosed in a postpaid wrapper, in a post office or official depository under the care and custody of the United States Postal Service, certified mail postage prepaid, return receipt requested, addressed to the Lender at the address set out herein (or to such other address as the Lender may have designated by notice given as above provided to Grantor), any such notice of change of address of Grantor shall be effective upon receipt by Lender. Any change of address of Lender shall be effective three (3) business days after deposit thereof in the above described manner in the care and custody of the United States Postal Service. Upon the occurrence of an Event of Default, Grantor hereby authorizes and empowers the Trustee, and each and all of Trustee's successors in this trust, to sell the Covered Properties, or any interest or estate in the Covered Properties together or in lots or parcels, as such Trustee shall deem expedient, and to execute and deliver to the purchaser or purchasers of the Covered Properties good and sufficient deed or deeds of conveyance thereof and bills of sale with covenants of general warranty binding on Grantor and its successors and assigns. The proceeds of said sale or sales received by the Trustee shall be applied as follows:

     FIRST: To the payment of all necessary costs and expenses incident to the execution of this trust, including but not limited to a reasonable fee to Trustee;

     SECOND: To the payment of the Indebtedness; and

     THIRD: The remainder, if any, shall be paid to Grantor.

The recitals in any deed, assignment or other conveyance given by Trustee of a default, publication of notice of sale, demand that such sale should be made, postponement of sale, terms of sale, sale, name of purchaser, payment of purchase money and any other facts affecting the regularity or validity of such sale shall be conclusive proof of the truthfulness thereof, and such deed or deeds shall be conclusive against all persons as to all matters or facts therein recited.

     5.5 In addition to all other remedies herein provided for, after a default has occurred Lender shall, as a matter of right, be entitled to the appointment of a receiver or receivers of its choice except as may be prohibited by law, for all or any part of the Covered Properties, whether such receivership be incident to a proposed sale of the Covered Properties or otherwise, and Grantor does hereby consent to the appointment of such receiver or receivers and agrees not to oppose any application therefor by Lender.

     5.6 Lender shall have the right to become the purchaser or purchasers at any sale held by Trustee or by any receiver or public officer. Lender, if a purchaser at any such sale, shall have the right to credit upon the amount of the bid made therefor the pro rata part of the Indebtedness owing to Lender, accounting to other holders any portion of the Indebtedness not bidding or not bidding successfully at such sale or sales in cash for the portion of such bid or bids apportionable to such non-bidding holder or holders.

     5.7 Lender may resort to any security given by this instrument or to any other security now existing or hereafter given to secure the payment of the Indebtedness, in whole or in part, and in such portions and in such order as may seem best to Lender in its sole and uncontrolled discretion. Any such action shall not in anywise be considered as a waiver of any of the rights, benefits or liens evidenced by this instrument.

     5.8 In those states where a non-judicial power of sale is unavailable and foreclosure must be effected pursuant to a local judicial action in accordance with applicable state law, Lender shall comply with the applicable state law in the pursuit of its remedy of foreclosure, and if a foreclosure sale pursuant to judicial authority is then conducted, shall apply the proceeds of sale in the order of priority set forth in Section 5.4 hereinabove, unless otherwise required under applicable state law.

                                   ARTICLE VI
                                   ----------

                 APPOINTMENT OF SUBSTITUTE OR SUCCESSOR TRUSTEE
                 ----------------------------------------------

     6.1 Lender may at any time, by an instrument in writing, appoint a successor to Trustee, which instrument shall contain the name of Grantor, of Trustee and of the Lender, the places of recordation of this instrument in the real property records of any county where it has been recorded, and the name and address of the new Trustee. Such instrument when executed, acknowledged and recorded shall be conclusive proof of the proper substitution of such successor Trustee. Such successor Trustee, without conveyance from the predecessor Trustee, shall succeed to all of the rights, titles, estates, powers and duties of the predecessor Trustee. In like manner successive successor Trustees may be appointed in place of any prior Trustee or successor.

                                   ARTICLE VII
                                   -----------

                               SECURITY AGREEMENT
                               ------------------

     7.1 To further secure the Indebtedness, Petrosearch and Grantor hereby grant to Lender a security interest in all of Petrosearch's and Grantor's rights, titles and interests in and to the Covered Properties insofar as such Covered Properties consist of the goods, equipment, accounts, contract rights, records, files, data and materials of every kind pertaining to the Covered Properties, general intangibles, inventory, Hydrocarbons, fixtures and any and all other personal property of any kind or character defined in and subject to the provisions of the applicable Uniform Commercial Code, including the proceeds and products from any and all of such personal property (all of the foregoing being in this Article VII collectively called the "Collateral"). Upon the occurrence of any Event of Default, Lender is and shall be entitled to all of the rights, powers and remedies afforded a secured party by the applicable Uniform Commercial Code with reference to the personal property and fixtures in which Lender has been granted a security interest herein, or the Trustee or Lender may proceed as to both the real and personal property covered hereby in accordance with the rights and remedies granted under this instrument in respect of the real property covered hereby. Such rights, powers and remedies shall be cumulative and in addition to those granted Trustee or Lender under any other provision of this instrument or under any other instrument executed in connection with or as security for the Note or any of the Indebtedness. Petrosearch and Grantor, as Debtor (and in this Article VII and otherwise herein called "Debtor") covenants and agrees with Lender, as Secured Party (and in this
Article  VII  and  otherwise  herein  called  "Secured  Party")  that:

          (a) To the extent permitted by law, Debtor expressly waives any notice of sale or other disposition of the Collateral and any other right or remedies of a debtor or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Secured Party existing after default hereunder; and to the extent any such notice is required and cannot be waived, Debtor agrees that if such notice is mailed, postage prepaid, to Debtor at Debtor's address set out herein at least five days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice.


          (b) In addition to the other remedies herein provided for, upon the occurrence of an Event of Default, Secured Party is expressly granted the right at its option, to transfer at any time to itself or to its nominee the Collateral, or any part thereof, and to receive the monies, income, proceeds, or benefits attributable or accruing thereto and to hold the same as security for the Indebtedness or to apply it on the principal and interest or other amounts owing on any of the Indebtedness, whether or not then due, in such order or manner as Secured Party may elect. All rights to marshalling of assets of Debtor, including any such right with respect to the Collateral, are hereby waived.

          (c) All recitals in any instrument of assignment or any other instrument executed by Secured Party incident to sale, transfer, assignment or other disposition or utilization of the Collateral or any part thereof hereunder shall be prima facie evidence of the matter stated therein, no other proof shall be required to establish full legal propriety of the sale or other action or of any fact, condition or thing incident thereto, and all prerequisites of such sale or other action and of any fact, condition or thing incident thereto shall be presumed conclusively to have been performed or to have occurred.

          (d) All expenses of preparing for sale, or other use or disposition, selling or otherwise using or disposing of the Collateral and the like which are incurred or paid by Secured Party as authorized or permitted hereunder, including also all attorneys' fees, legal expenses and costs, shall be added to the Indebtedness and the Debtor shall be liable therefor.

          (e) Should Secured Party elect to exercise its rights under said Uniform Commercial Code as to part of the Collateral, this election shall not preclude Secured Party or the Trustee from exercising any other rights and remedies granted by this instrument as to the remainder of the Collateral.

          (f) Any copy of this instrument may also serve as a financing statement under said Uniform Commercial Code between the Debtor, whose present address is Grantor's address listed on the first page of this Deed of Trust, and Secured Party, whose present address is P.O. BOX 9109, NEWPORT BEACH, CALIFORNIA 92658.

          (g) So long as any amount remains unpaid on any of the Indebtedness, Debtor will not execute and there will not be filed in any public office any financing statement or statements affecting the Collateral other than financing statements in favor of Secured Party hereunder and Permitted Liens, unless the prior written specific consent and approval of Secured Party shall have first been obtained.

          (h) Secured Party is authorized to file, in any jurisdiction where Secured Party deems it necessary, a financing statement or statements, and at the request of Secured Party, Debtor will join Secured Party in executing one or more financing statements pursuant to said Uniform Commercial Code in form satisfactory to Secured Party, and will pay the cost of filing or recording this instrument, as a financing statement, in all public offices at any time and from time to time whenever filing or recording of any financing statement or of this instrument is deemed by Secured Party to be necessary or desirable.

          (i) The office where Debtor keeps Debtor's accounting records concerning the Collateral covered by this Security Agreement is Grantor's address listed on the first page of this Deed of Trust.

     7.2 Portions of the Collateral consist of (i) oil, gas and other minerals produced or to be produced from the Lands described in the Leases, or
(ii) goods which are or will become fixtures attached to the real estate constituting a portion of the Covered Properties, and Debtor hereby agrees that this instrument shall be filed in the real property records of the counties in which the

Covered Properties are located as a financing statement to perfect the security interest of Secured Party in said portions of the Collateral. The said oil, gas and other minerals will be financed at the wellhead of the oil and gas wells located on the Lands described in the Leases. The name of the record owner of the Covered Properties is the party named herein as Grantor and Debtor. Nothing herein contained shall impair or limit the effectiveness of this document as a security agreement or financing statement for other purposes.

                                  ARTICLE VIII
                                  ------------

                            MISCELLANEOUS PROVISIONS
                            ------------------------

     8.1 All options and rights of election herein provided for the benefit of Lender are continuing, and the failure to exercise any such option or right of election upon a particular Default or breach or upon any subsequent Default or breach shall not be construed as waiving the right to exercise such option or election at any later date. By the acceptance of payment of any sum secured hereby after its due date, Lender shall not be deemed to have waived the right either to require prompt payment when due of all other sums so secured or to regard as an Event of Default the failure to pay any other sums due which are secured hereby. No exercise of the rights and powers herein granted and no delay or omission in the exercise of such rights and powers shall be held to exhaust the same or be construed as a waiver thereof, and every such right and power may be exercised at any time and from time to time.

     8.2 If two or more parties shall at any time be Lenders of the Indebtedness, all of them may jointly exercise any right, option, election or other power, authority or benefit granted herein to Lender, or any of them may do so with the express consent of the other or others of them.

     8.3 All Indebtedness shall be payable at Lender's offices or at such place as Lender may from time to time designate in writing.

     8.4 The terms, provisions, covenants and conditions hereof shall be binding upon Petrosearch and Grantor and their respective successors, legal representatives and assigns, and shall inure to the benefit of Trustee, Trustee's substitutes or successors and assigns, and of Lender, its successors and assigns, and all other holders of the Indebtedness, or any part thereof, and their respective successors and assigns.

     8.5 If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction, and the remaining provisions hereof shall be liberally construed in favor of the Trustee and Lender in order to effectuate the provisions hereof, and the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

     8.6 It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that notwithstanding any provisions to the contrary in the Note, any instrument evidencing the Indebtedness, this instrument or in any of the documents or instruments securing payment of the Indebtedness or otherwise relating thereto, in no event shall the Note or such documents require the payment or permit the collection of interest in excess of the maximum amount permitted by such laws. If any such excess of interest is contracted for, charged or received, under the Note, any instrument evidencing the Indebtedness, this instrument or under the terms of any of the other documents securing payment of the Indebtedness or otherwise relating thereto, or in the event the maturity of any of the Indebtedness is accelerated in whole or in part, or in the event that all or part of the principal or interest of the Indebtedness shall be prepaid, so that under any of such circumstances, the amount of interest contracted for, charged or received, under the Note or any instruments evidencing the Indebtedness, under this instrument or under any of the other instruments securing payment of the Indebtedness or otherwise relating thereto, on the amount of principal actually outstanding from time to time under the Note and other instruments evidencing the Indebtedness, shall exceed the maximum amount of interest permitted by the applicable usury laws, now or hereafter enacted, then in any such event (a) the provisions of this paragraph shall govern and control, (b) neither Petrosearch or any other person or entity now or hereafter liable for the payment of the Note or any instrument evidencing the Indebtedness shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by the applicable usury laws, now or hereafter enacted,
(c) any such excess that may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Petrosearch, at Lender's option, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under the applicable usury laws, now or hereafter enacted. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under the Note, or any other instrument evidencing the Indebtedness, under this instrument or under such other documents that are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by the applicable usury laws, now or hereafter enacted, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loans evidenced by the Note or the instruments evidencing the Indebtedness, all interest at any time contracted for, charged or received from Petrosearch or otherwise by Lender in connection with such loans.

     8.7 THIS INSTRUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS EXCEPT AS MAY BE APPLICABLE TO THE ENFORCEMENT OF LENDER'S REMEDIES AGAINST THE COVERED PROPERTIES WHICH SHALL BE GOVERNED BY THE LAW OF THE STATE IN WHICH SUCH COVERED PROPERTIES ARE LOCATED.

     8.8     NOTICE  OF  NO  ORAL  AGREEMENTS.  THIS DOCUMENT AND ALL OTHER LOAN
             --------------------------------
DOCUMENTS RELATING TO THIS LOAN TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THIS LOAN.

     IN WITNESS WHEREOF, this instrument is executed in multiple counterparts, each of which shall be deemed an original for all purposes, effective as of the date hereinabove first set out.

                         _________  PETROSEARCH,  L.L.C.,  A  TEXAS
                                    LIMITED  LIABILITY  COMPANY

                              By:  /s/  Bradley  J.  Simmons
                                   --------------------------------------
                                      Bradley  J.  Simmons,  Manager

                              PETROSEARCH  CORPORATION,  PRO
                              FORMA

                              By:  /s/  Bradley  J.  Simmons
                                   --------------------------------------
                                      Bradley  J.  Simmons,  Manager


STATE  OF  TEXAS          }
                          }
COUNTY  OF  HARRIS        }

     This instrument was acknowledged before me on this the _______ day of October, 2004, by Bradley J. Simmons, Manager of _________________PETROSEARCH, L.L.C., a Texas limited liability company, on behalf of said company.

                                   ________________________________
                                   Notary  Public,  State  of  Texas

STATE  OF  TEXAS          }
                          }
COUNTY  OF  HARRIS        }

     This instrument was acknowledged before me on this the _______ day of October, 2004, by Bradley J. Simmons, President of PETROSEARCH CORPORATION, a Texas corporation, on behalf of said corporation.

                                   ________________________________
                                   Notary  Public,  State  of  Texas

AFTER  RECORDING  RETURN  TO:

Barry  L.  Racusin
Racusin  &  Wagner,  L.L.P.
3100  Phoenix  Tower
3200  Southwest  Freeway
Houston,  Texas  77027


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                                   EXHIBIT "A"
                                   -----------
                             [Description of Leases]